SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K


           Current Report Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  November 21, 2002

                             CLICKACTION INC.
          (Exact name of Registrant as specified in its charter)


DELAWARE                    000-26008                     77-0195362
(State or other       (Commission File Number)       (I.R.S. Employer
jurisdiction of                                      Identification No.)
incorporation or
organization)




                         2197 E. Bayshore Road
                      Palo Alto, California  94303
           (Address of principal executive offices) (Zip code)


                            (650) 473-3600
          (Registrant's telephone number, including area code)


                                  N/A
    (Former name or former address, if changed since last report)

Item 5.  Other Events

      On November 27, 2002, ClickAction Inc., a Delaware corporation and the registrant herein (the "Company"), issued a press release concerning its receipt of a notification from The Nasdaq Stock Market that its stock would be delisted from The Nasdaq SmallCap Market at the opening of business on November 29, 2002, and its receipt of stockholder proxies sufficient to approve the Company's merger with a subsidiary of infoUSA Inc. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

      (c)   Exhibits

      99.1. Press Release of ClickAction Inc. dated November 27, 2002




                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CLICKACTION INC.



Date:  November 27, 2002       By: /s/ George Grant
                                   --------------------------------------
                                   George Grant
                                   President and Chief Executive Officer

                            INDEX TO EXHIBITS

Exhibit
Number          Description
---------     ---------------------------------------------------------
99.1          Press Release of ClickAction Inc. dated November 27, 2002

                                                            Exhibit 99.1

ClickAction Inc.
Corporate Contact                              Investor Relations Contact
Amy Sheldon                                    Dawn Scardina
ClickAction Inc.                               ClickAction Inc.
650.473.3605                                   650.463.3948
amys@clickaction.com                           mailto:IR@clickaction.com


For Immediate Release
---------------------
November 27, 2002

                  CLICKACTION ANNOUNCES RECEIPT OF STOCKHOLDER
                 PROXIES SUFFICIENT TO APPROVE MERGER; RECEIVES
                        DELISTING NOTICE FROM NASDAQ


PALO ALTO, Calif. (Nov. 27, 2002) - ClickAction Inc. (Nasdaq: CLAC), a leading provider of email marketing solutions, announced today that it received a letter from The Nasdaq Stock Market on November 21, 2002, indicating that ClickAction has not regained compliance with the $1.00 minimum bid price per share requirement for continued listing set forth in Marketplace Rule 4310(c)(8)(D). Nasdaq further indicated that ClickAction does not meet the initial or continued listing requirements of The Nasdaq SmallCap Market under Marketplace Rules 4310(c)(2)(A) and
(B).

Nasdaq stated in its letter that ClickAction's common stock is, therefore, subject to delisting from The Nasdaq SmallCap Market at the opening of business on November 29, 2002. As ClickAction believes that its acquisition by infoUSA Inc. will close on or about December 3, 2002, ClickAction does not intend to appeal the delisting decision. To date, ClickAction has received stockholder proxies sufficient to approve the merger with a subsidiary of infoUSA, although the closing of the merger is subject to several closing conditions in addition to stockholder approval.


About ClickAction
ClickAction, Inc. is a leading provider of email marketing automation products and promotional marketing services. ClickAction Email
Marketing Automation (EMA) helps marketers design, test, analyze and refine personalized email campaigns that maximize customer value. The ClickAction EMA platform provides customer profile management, powerful rule-based segmentation, campaign analysis, powerful data exchange capabilities, and highly scalable outbound messaging with bounce-back management, all in a Web-based solution. In addition to ClickAction EMA, the company offers a wealth of services for acquiring new opt-in customers. ClickAction is a leader in permission marketing and privacy standards, and is a current member of TRUSTe, an independent, non-profit organization whose mission is to build users' trust and confidence in the Internet. For more information on ClickAction products and services, visit www.clickaction.com or call 1-800-473-3141.

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